UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	81-0422894
(State of incorporation)	(IRS Employer Identification No.)
0-13063
(Commission File Number)

6601 Bermuda Road, Las Vegas, Nevada 89119
(Address of registrant’s principal executive offices) (Zip Code)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Common Stock, $.001 par value	SGMS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

☐      If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed below in Item 5.07, at the 2019 annual meeting of stockholders of Scientific Games Corporation (the “Company”), the Company’s stockholders approved the amendment and restatement of the Scientific Games Corporation 2003 Incentive Compensation Plan (as so amended and restated, the “2003 Plan”). The amendment increases the number of shares reserved under the 2003 Plan by 3,500,000 shares from approximately 19,400,000 to approximately 22,900,000. The amendment also made a number of administrative and technical updates to the 2003 Plan, including:

●	clarifying that awards are subject to the Company’s clawback policy;
●	requiring that dividends and dividend equivalents payable on awards will accumulate until vesting and be paid only on vested awards;
●	adding an annual limit of $750,000 on non-employee director compensation; and
●	eliminating certain administrative provisions and references to Section 162(m), in light of changes to Section 162(m) of the Internal Revenue Code made by the Tax Cuts and Jobs Act of 2017.

The material features of the 2003 Plan are described in the Company’s definitive proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on April 29, 2019 (the “Proxy Statement”). The above and the description of the 2003 Plan in the Proxy Statement are qualified in their entirety by the text of the 2003 Plan, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 12, 2019, the Company held its annual meeting of stockholders.

At the annual meeting, the Company’s stockholders: (1) elected all of the Company’s nominees for members of the Board of Directors to serve for the ensuing year and until their respective successors are duly elected and qualified; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers; (3) approved the 2003 Plan; and (4) ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2019. The proposals are further described in the Proxy Statement.

The voting results are as follows:

Proposal 1: Election of Directors

	For	Withheld	Broker Non-Votes
Ronald O. Perelman	75,628,185	912,701	7,661,384
Barry L. Cottle	75,859,672	681,214	7,661,384
Peter A. Cohen	67,669,025	8,871,861	7,661,384
Richard M. Haddrill	75,820,278	720,608	7,661,384
David L. Kennedy	75,825,565	715,321	7,661,384
Paul M. Meister	75,755,325	785,561	7,661,384
Michael J. Regan	65,926,588	10,614,298	7,661,384
Barry F. Schwartz	75,005,552	1,535,334	7,661,384
Frances F. Townsend	75,016,387	1,524,499	7,661,384
Kneeland C. Youngblood	75,905,858	635,028	7,661,384
Jack A. Markell	75,988,419	552,467	7,661,384
Maria T. Vullo	75,994,834	546,052	7,661,384

Proposal 2: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
67,750,117	8,676,453	114,316	7,661,384

Proposal 3: Approval of an Amendment and Restatement of the Company’s 2003 Incentive Compensation Plan

For	Against	Abstain	Broker Non-Votes
72,686,826	3,823,297	30,763	7,661,384

Proposal 4: Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm

For	Against	Abstain
83,698,791	474,857	28,622

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Scientific Games Corporation 2003 Incentive Compensation Plan (Amended and Restated as of June 12, 2019).*

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2019	SCIENTIFIC GAMES CORPORATION

	By:	/s/ Michael A. Quartieri
		Name:	Michael A. Quartieri
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary